EXHIBIT 10.1

                      ELEVENTH AMENDMENT TO LOAN AGREEMENT

     THIS ELEVENTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into effective as of April 15, 2003, by and among LMI AEROSPACE, INC., formerly known as Leonard's Metal, Inc., a Missouri corporation, LMI FINISHING INC., an Oklahoma corporation, LEONARD'S METAL, INC., formerly known as LMI Acquisition, Inc., a Missouri corporation, PRECISE MACHINE COMPANY, a Missouri corporation, TEMPCO ENGINEERING, INC., a Missouri corporation, formerly known as Metal Corporation and doing business in the state of California as Metal
Corporation of Sun Valley and VERSAFORM CORP., a California corporation, as co-obligors and co-borrowers and not as accommodation parties (said corporations being jointly and severally referred to herein as "Borrower"), and UNION
PLANTERS BANK, N.A., a national banking association, successor to Magna Bank, National Association ("Bank").

                                   WITNESSETH:

     WHEREAS, Borrower and Bank have heretofore entered into that certain Loan Agreement dated August 15, 1996 as amended by that certain First Amendment to Loan Agreement dated January 15, 1997, that certain Second Amendment to Loan Agreement dated November 1, 1997, that certain Third Amendment to Loan Agreement dated March 30, 2000, that certain Fourth Amendment to Loan Agreement dated October 30, 2000, that certain Fifth Amendment to and Restatement of Loan Agreement dated April 2, 2001, that certain Sixth Amendment to Loan Agreement dated October 30, 2001, that certain Seventh Amendment to Loan Agreement dated November 30, 2001, that certain Eighth Amendment to and Restatement of Loan Agreement dated May 15, 2002, that certain Ninth Amendment to Loan Agreement dated June 30, 2002, and that certain Tenth Amendment to Loan Agreement dated November 13, 2002 (as so amended, the "Loan Agreement"); and

     WHEREAS, Borrower and Bank desire to further amend the Loan Agreement in the manner hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

     1. The parties acknowledge that there are no sums outstanding under Term Loan B. Borrower shall have no further right to borrow and Bank shall have no further obligation to lend any amounts under Term Loan B. All references in the Loan Agreement to "Term Loan B" and to "Term Note B" are hereby deleted. Bank shall return the canceled original executed Term Note B to Borrower.

     2. The definition of "Consolidated EBITDA" contained in Section 2 of the Loan Agreement is hereby amended to provide in its entirety as follows:

          Consolidated  EBITDA  shall mean for the period in question the sum of
     (a) the after-tax net income (or loss) of Borrower and its Consolidated Subsidiaries for the period in question (exclusive of extraordinary gains and/or losses, gains and/or losses from the sale or other disposition of assets other than in the ordinary course of business, and any revaluation of "available for-sale securities" as that term is defined under FASB 115), plus (b) to the extent deducted in determining net income, the sum of (i) all gross interest expense of Borrower and its Consolidated Subsidiaries during each period, plus (ii) all provisions for any Federal, state, local and/or foreign income taxes made by Borrower and its Consolidated Subsidiaries during such period (whether paid or deferred), plus (iii) all depreciation and amortization expenses, including any expense or charge created by the adoption or application of Statements of Financial Accounting Standards ("SFAS") No. 141, Business Combinations or SFAS No. 142, Goodwill and Other Intangibles of Borrower and its Consolidated Subsidiaries, plus (iv) any costs related to the restructuring or closing of a facility or location, including employee severance pay, employee relocation costs to other facilities, moving expenses related to relocating equipment and inventory, liabilities accrued in conjunction with closing or restructuring of a facility or location, or other costs related to closing or restructuring of a facility during such period, all determined on a consolidated basis and in accordance with generally accepted accounting principles consistently applied.

     3. The "Revolving Credit Period", as defined in Section 2 of the Loan Agreement, is hereby extended to January 5, 2004.

     4. Section 3.01(a) of the Loan Agreement is hereby amended to provide in its entirety as follows:

               (a) Subject to the terms and conditions of this Agreement, during the Revolving Credit Period of this Agreement, and so long as no Default or Event of Default under this Agreement has occurred and is continuing, Bank hereby agrees to make such loans (individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans") to Borrower as Borrower may from time to time request pursuant to Section 3.02. The aggregate principal amount of Revolving Credit Loans which Bank shall be required to have outstanding under this Agreement at any one time shall not exceed the lesser of (A) $10,000,000.00 or (B) the Borrowing Base. Subject to the terms and conditions of this Agreement, Borrower may borrow, repay and reborrow such sums from Bank, provided, however, that in no event may the aggregate outstanding principal amount of Revolving Credit Loans on any given day exceed the applicable amount specified in the preceding sentence. All Revolving Credit Loans not paid prior to the last day of the Revolving Credit Period, together with all accrued and unpaid interest thereon, shall be due and payable on the last day of the Revolving Credit Period.

     5. The first sentence of Section 3.04(a) is hereby amended to provide as follows:

          So long as no Event of Default under this Agreement has been declared by Bank and is continuing, all Revolving Credit Loans shall bear interest prior to maturity at a rate per annum equal to LIBOR plus Two and One-Half percent (2.50%) (fluctuating as and when LIBOR shall change).

     6. Section 8.01(i) of the Loan Agreement is hereby amended to provide in its entirety as follows:

          (i) Financial Covenants. Borrower will:

               (i) Have a ratio of Indebtedness of Borrower and its Consolidated Subsidiaries to Consolidated Tangible Net Worth of less than 2.0 to
          1.0 as of the end of each fiscal quarter of Borrower;

               (ii) Have Consolidated EBITDA of not less than the following amounts for the fiscal year-to-date period ending on the date indicated:

                           ($600,000.00)             March 31, 2003
                           ($200,000.00)             June 30, 2003
                           $1,200,000.00             September 30, 2003
                           $3,700,000.00             December 31, 2003

          Borrower and Bank shall enter into an amendment to this Agreement by January 5, 2004 establishing minimum levels of Consolidated EBITDA to apply for subsequent periods during the term of this Agreement. Failure to enter into such amendment by such date shall constitute an Event of Default hereunder.

     7. Section 8.02(i) of the Loan Agreement is hereby amended to provide in its entirety as follows:

               (i) Capital Expenditures. Neither Borrower nor any Subsidiary of Borrower will make any Capital Expenditures or enter into any Capitalized Leases which in the aggregate (for Borrower and all Subsidiaries of Borrower) exceed the amount indicated during each of the following periods:

               $2,750,000.00             April 2, 2001 to December 31, 2001
               $3,000,000.00             January 1, 2002 to December 31, 2002
               $2,300,000.00             January 1, 2003 to December 31, 2003
               $2,300,000.00             January 1, 2004 to December 31, 2004
               $2,300,000.00             January 1, 2005 to October 15, 2005

     8. Borrower covenants and agrees that:

          (a) No later than April 15, 2003, Borrower shall retain the services of a financial consultant acceptable to Bank;

          (b) Within sixty (60) days after the effective date of this Amendment, Borrower will furnish Bank with a written business plan for Bank's review;

          (c) Promptly upon receipt, Borrower will pay to Bank for application against the Revolving Credit Loans, (i) Borrower's Federal income tax refund for its net loss carryback generated in the fiscal year ended December 31, 2002, and (ii) the proceeds of Borrower's claim against Lockheed Martin Corp., upon application of either and both of which, the maximum amount specified in Section 3.01(a) which Bank shall be required to have outstanding at any one time shall be reduced by an equal amount.

     9. Pursuant to Borrower's request, Bank hereby waives the existing Events of Default under the Loan Agreement caused by Borrower's failure to comply with the financial covenants contained in Section 8.01(i) of the Loan Agreement for its fiscal year ended December 31, 2002. This paragraph is not and shall not be construed as a commitment on the part of Bank to waive any future Default or Event of Default under the Loan Agreement resulting from any subsequent violation of Section 8.01(i) of the Loan Agreement or any other future Default or Event of Default under the Loan Agreement.

     10. Borrower hereby agrees to pay Bank a nonrefundable amendment and waiver fee in the amount of $ 25,000.00 (the "Fee") contemporaneously with the execution of this Amendment.

     11. Contemporaneously with the execution of this Amendment, Borrower will execute and deliver to Bank an Amended and Restated Revolving Note in substantially the form of Exhibit A attached hereto and incorporated herein by reference.

     12. Borrower hereby agrees to reimburse Bank upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Bank in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower's existing credit facilities with Bank (collectively, the "Loan Documents"). Borrower further agrees to pay or reimburse Bank for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of the Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower's Obligations and the termination of the Loan Agreement.

     13. All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment. All references in the Loan Agreement and the other Transaction Documents to the "Revolving Credit Note" and any other references of similar import shall henceforth mean the Amended and Restated Revolving Note in the form of Exhibit A attached hereto.

     14. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed. This amendment is an amendment and continuation of the Loan Agreement and is not a novation thereof nor of any obligations of Borrower outstanding thereunder on the date hereof.

     15. This Amendment shall be binding upon and inure to the benefit of Borrower and Bank and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Loan Agreement, as amended by this Amendment.

     16. Each Borrower hereby represents and warrants to Bank that:

          (a) the execution, delivery and performance by such Borrower of this Amendment are within the corporate powers of such Borrower, have been duly authorized by all corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, agency or official or any other Person;

          (b) the execution, delivery and performance by such Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or its Property or assets is subject;

          (c) this Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (d) as of the date of this Amendment, all of the representations and warranties of Borrower set forth in the Loan Agreement and the Transaction Documents are true and correct in all material respects and no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

     17. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

     18. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

     19. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Bank shall have received:

          (a) this Amendment, duly executed by Borrower;

          (b) the Amended and Restated Revolving Note, duly executed by Borrower;

          (c) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment and the Amended and Restated Revolving Note;

          (d) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing this Amendment; and

          (e) the Fee.

     20. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND BANK COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER AGREEMENTS, WHICH LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER AGREEMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND BANK, EXCEPT AS BORROWER AND BANK MAY LATER AGREE IN WRITING TO MODIFY THEM.


                       [SIGNATURE PAGES FOLLOWS THIS PAGE]

     IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment to Loan Agreement as of the date first written above.


                                   LMI AEROSPACE, INC. (formerly known as
                                   Leonard's Metal, Inc.)

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   LMI FINISHING, INC.

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   LEONARD'S METAL, INC. (formerly known as
                                   LMI Acquisition, Inc.)

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   PRECISE MACHINE COMPANY

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   TEMPCO ENGINEERING, INC. (formerly known as
                                   Metal Corporation)

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   VERSAFORM CORP.

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   UNION PLANTERS BANK, N.A.

                                   By  /s/ Patricia A. O'Herin
                                     ----------------------------------------

                                     Title:

                                    EXHIBIT A

                              AMENDED AND RESTATED
                                 REVOLVING NOTE


$10,000,000.00                                               St. Louis, Missouri
                                             Date of Original Note: May 15, 2002
                         Date of this Amended and Restated Note:  April 15, 2003

For value received, the undersigned, LMI AEROSPACE, INC., a Missouri corporation, LMI FINISHING, INC., an Oklahoma corporation, LEONARD'S METAL, INC., a Missouri corporation, PRECISE MACHINE COMPANY, a Missouri corporation, TEMPCO ENGINEERING, INC., a Missouri corporation, and VERSAFORM CORP., a
California corporation (collectively, the "Borrower"), hereby jointly and severally promise to pay on the last day of the Revolving Credit Period under the Loan Agreement (defined below), to the order of UNION PLANTERS BANK, N.A., a national banking association (the "Bank"), at its main office in St. Louis, Missouri, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Million Dollars ($10,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower under the Loan Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Eighth Amendment to and Restatement of Loan Agreement dated May 15, 2002 (as the same has been and may hereafter be amended, supplemented or restated from time to time, the "Loan Agreement") by and between the Bank and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Loan Agreement. This Note may be prepaid only in accordance with the Loan Agreement.

This Note is issued pursuant, and is subject, to the Loan Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Credit Note referred to in the Loan Agreement. This Note is secured, among other things, pursuant to the Security Agreements, the Patent, Trademark and License Security Agreement, the Kansas Assignment of Leases and Rents, the Kansas Mortgage, the Missouri Deed of Trust, the Oklahoma Assignment of Leases and Rents, and the Oklahoma Mortgage, each defined in the Loan Agreement, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements (collectively, the "Security Documents") to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

This Note is an amendment, restatement and continuation of that certain Revolving Credit Note of Borrower dated May 15, 2002 and payable to the order of Bank in the original principal amount of up to $7,000,000.00 and is not a novation thereof. All interest accrued on the instrument being amended and restated by this Note shall continue to be due and owing to Bank until paid.



                                   LMI AEROSPACE, INC. (formerly known as
                                   Leonard's Metal, Inc.)

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   LMI FINISHING, INC.

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   LEONARD'S METAL, INC. (formerly known as
                                   LMI Acquisition, Inc.)

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                   PRECISE MACHINE COMPANY

                                   By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                    TEMPCO ENGINEERING, INC.

                                    By  /s/ Lawrence E. Dickinson
                                     ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer


                                    VERSAFORM CORP.

                                    By  /s/ Lawrence E. Dickinson
                                      ----------------------------------------
                                       Lawrence E. Dickinson, Vice President
                                       and Chief Financial Officer